UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 16, 2007 (April 12,
                                                  2007)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

          Delaware                 000-16299                 13-3054685
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(State or other jurisdiction      (Commission             (I.R.S. Employer
     of incorporation)            File Number)           Identification No.)

700 Airport Blvd. Suite 300, Burlingame, CA                 94010
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  (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On April 12, 2007, Ari Kaplan was appointed to the Board of directors of the Registrant as a Class 2 director. Mr. Kaplan's term will continue until the Registrant's annual meeting of shareholders following the 2007 fiscal year ending on December 31, 2007.

     At 37 years old, Mr. Kaplan is President of the Independent Oracle Users Group (IOUG), a 20,000-member organization of Oracle technology professionals. Mr. Kaplan served as Executive Vice President of IOUG from 2003 to 2004, before assuming his current role in 2005. Mr. Kaplan is also a Senior Consultant for Datalink Corporation, where he leads the database practice, helping companies architect, implement and support storage solutions for database environments.

     Beginning in 1999 and continuing through 2005, Mr. Kaplan served as Chief Executive Officer and Chief Technology Officer at Expand Beyond, a mobile business software company. Mr. Kaplan worked as a Chief Architect/Senior Consultant from 1994 to 1999, to companies including Chicago Board Options Exchange, Merck & Co., Inc., 3Com/US Robotics, Hallmark, PricewaterhouseCoopers, InterAccess, and Playboy Enterprises, Inc. Mr. Kaplan also worked as a Senior Consultant for Oracle Corporation from 1992 to 1994.

     Mr. Kaplan received a Bachelors of Science degree in Engineering and Applied Sciences from the California Institute of Technology in 1992.

     Mr. Kaplan has not been appointed to a committee on the Board of directors at this time. Pursuant to the Registrant's policy regarding compensation of directors, the Registrant and Mr. Kaplan have entered into a Stock Option Agreement whereby Mr. Kaplan will receive an option covering 54,167 shares of Common Stock of the Registrant for service on the Board of directors, to vest ratably over his 13 month term. For his service as a director, Mr. Kaplan will receive an annual stipend of $15,000, to be paid quarterly, and he will receive $1,000 per Board meeting attended in person, and $500 per Board meeting attended telephonically.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ANTs software inc.


Date:  April 16, 2007             By:   /s/     Kenneth Ruotolo
                                        ----------------------------------------
                                        Kenneth Ruotolo, Chief Financial Officer